Exhibit 10.6

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS ([***]), HAS BEEN OMITTED BECAUSE

THE INFORMATION (I) IS NOT MATERIAL AND

(II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT NO. 1 TO DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

This Amendment No. 1 to the Development and Commercialization Agreement (“Amendment”) amends the Development and Commercialization Agreement by and between Invitae Corporation, a Delaware corporation, having a place of business at 1400 16th St., San Francisco, CA 94103 (“Invitae”) and Pacific Biosciences of California, Inc., a Delaware corporation, having a place of business at 1305 O’Brien Dr., Menlo Park, CA 94025 (“PacBio”) effective January 12, 2021 (the “Agreement”). This Amendment shall be effective as of January 12, 2021 (the “Amendment Effective Date”)

WHEREAS, Invitae and PacBio have entered into the Agreement and now wish to amend the intellectual property provision of the Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, the parties hereby agree as follows:

1. Sections 11.2.1(a)(i)-(ii) of the Agreement are deleted in their entirety and replaced with:

“During the term of this Agreement and subject to the terms of this Agreement and notwithstanding any rights acquired pursuant to the [***] of any [***] Products, [***] grants to [***] and [***] a non-exclusive, fully-paid, royalty-free, worldwide license to practice the [***] for [***] and [***]. The license in this Section 11.2.1(a)(i) includes the [***] solely to [***] or more [***] or [***] to [***] such [***] for [***] and [***] solely for purposes of [***]. (ii) Subject to the terms of this Agreement, [***] grants to [***] and [***] a non- exclusive, perpetual, irrevocable, fully-paid, royalty-free, worldwide license, with the right to grant sublicenses, to [***] and [***] either (A) made or created solely by or on behalf of [***], or (B) without respect to inventorship, to the extent such [***] incorporates or was based on [***] (collectively, “[***] Licensed Inventions”) for any purpose, including to research, develop, manufacture, have manufactured, use, sell, offer for sale, create   derivative   works,   distribute,   import,   export    or    otherwise    commercialize such [***] Licensed Inventions.”

2. All capitalized terms not defined in this Amendment shall have the meaning ascribed to them in the Agreement and, unless otherwise specified, references to Sections refer to Sections of the Agreement.

3.	Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its terms.

4.	In the event of any conflict or inconsistency between the terms of this Amendment and the Agreement, the terms of this Amendment will control.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the Amendment Effective Date.

PACIFIC BIOSCIENCES OF CALIFORNIA, INC.	INVITAE CORPORATION

By: /s/ Mark Van Oene	By: /s/ Kenneth D. Knight

Print Name: Mark Van Oene	Print Name: Kenneth D. Knight

Title: Chief Operating Officer	Title: Chief Operating Officer

Date: May 25, 2021	Date: June 3, 2021

Amendment to Agreement

Amendment to Agreement